EIGHTH AMENDMENT AND REAFFIRMATION AGREEMENT

THIS EIGHTH AMENDMENT AND REAFFIRMATION AGREEMENT is
dated as of June 29, 2020 (this “Agreement”), by and among GSE SYSTEMS, INC., a Delaware corporation (“Parent”), GSE PERFORMANCE SOLUTIONS, INC., a Delaware corporation (“GSE Performance” and collectively with Parent, the “Borrowers” and each a “Borrower”), GSE TRUE NORTH CONSULTING, LLC, a Delaware limited liability company (“True North”), HYPERSPRING, LLC, a Delaware limited liability company (“Hyperspring”), ABSOLUTE CONSULTING, INC., a Delaware corporation (“Absolute” and together with True North and Hyperspring collectively, the “Original Guarantors” and each an “Original Guarantor”), DP ENGINEERING, LLC, formerly DP Engineering Ltd. Co., a Delaware limited liability company (“DP Engineering” and together with the Original Guarantors collectively, the “Guarantors” and each a “Guarantor” and together with the Borrowers collectively, the “Loan Parties” and each a “Loan Party”), and CITIZENS BANK, NATIONAL ASSOCIATION (the “Bank”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below) or the Guaranty (as defined below), as applicable.

WHEREAS, pursuant to the terms of that certain Credit and Security Agreement, dated as of December 29, 2016 (as the same may have been amended, renewed, replaced, or supplemented from time to time prior to the Closing Date (as defined in the Credit Agreement), the “Original Credit Agreement”), by and among Borrowers and Bank, the Bank agreed to provide a revolving line of credit to Borrowers in an amount not to exceed $5,000,000 pursuant to a revolving line of credit note dated as of the Initial Closing Date (as defined in the Credit Agreement) of the Borrowers payable to the order of the Bank (the “RLOC Note”);

WHEREAS, Hyperspring executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Hyperspring Guaranty”) dated as of December 29, 2016 in favor of Bank in connection with Borrower entering into the Original Credit Agreement;

WHEREAS, Absolute executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “Absolute Guaranty”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;

WHEREAS, True North executed and delivered a Guaranty and Suretyship Agreement (as the same may have been amended, restated or modified from time to time, the “True North Guaranty”) dated as of May 11, 2018 in favor of Bank in connection with the Credit Agreement;

WHEREAS, GSE Performance executed and delivered a Pledge Agreement (as the same may have been amended, restated or modified from time to time, the “GSE Performance Pledge Agreement”) dated as of September 20, 2017 in favor of Bank in connection with the Original Credit Agreement;
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WHEREAS, Borrowers and Bank entered into that certain Amended and Restated Credit Agreement (as the same may have been amended, restated or modified from time to time, the “Credit Agreement”) dated as of May 11, 2018 to continue the RLOC and to provide for a Term Loan Facility in a principal amount up to $25,000,000;

WHEREAS, Original Guarantors and Bank entered into that certain Security Agreement (as the same may have been amended, restated or modified from time to time, the “Security Agreement”) dated as of May 11, 2018;

WHEREAS, pursuant to that certain Amendment and Reaffirmation Agreement dated as of May 11, 2018, the Borrowers, the Original Guarantors and the Bank agreed to amend the terms and conditions of the RLOC Note and the GSE Performance Pledge Agreement;

WHEREAS, pursuant to that certain Second Amendment and Reaffirmation Agreement dated as of May 25, 2018, the Borrowers, the Original Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of True North to a Delaware limited liability company;

WHEREAS, on February 15, 2019, (i) GSE Performance acquired all of the membership interests of DP Engineering, (ii) the Borrowers, the Guarantors and the Bank executed that certain Third Amendment and Reaffirmation Agreement dated as of such date and
(iii)
DP Engineering executed and delivered a (a) Guaranty and Suretyship Agreement (the “DP Engineering Guaranty” and together with the True North Guaranty, the Hyperspring Guaranty and Absolute Guaranty collectively, the “Guaranty”) in favor of Bank in connection with the Credit Agreement and (b) Pledge Agreement in favor of Bank in connection with the Credit Agreement;

WHEREAS, pursuant to that certain Fourth Amendment and Reaffirmation Agreement dated as of March 20, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain terms and conditions of the Credit Documents to reflect the conversion of DP Engineering to a Delaware limited liability company;

WHEREAS, pursuant to that certain Fifth Amendment and Reaffirmation Agreement dated as of June 28, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain financial covenants in the Credit Agreement;

WHEREAS, pursuant to that certain Sixth Amendment and Reaffirmation Agreement dated December 31, 2019, the Borrowers, the Guarantors and the Bank agreed to amend certain financial covenants in the Credit Agreement;

WHEREAS, pursuant to that certain Seventh Amendment and Reaffirmation Agreement dated March 31, 2020, the Borrowers, the Guarantors, and the Bank agreed to amend certain financial covenants, definitions, and other provisions in the Credit Agreement; and

WHEREAS, the parties hereto intend to amend certain financial covenants, definitions, and other provisions in the Credit Agreement as set forth herein.

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NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, under seal, as follows:

ARTICLE I

Section 1.01. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)	The Bank hereby waives the Excess Cash Flow payment due under Section
2.2.4 of the Credit Agreement by Borrowers to Bank for the fiscal year ending on December 31, 2020.

(b)
Notwithstanding anything set forth in Section 2.6 of the Credit Agreement to the contrary, upon the earlier of (i) the receipt by Borrowers of funds from GSE Power Systems AB or (ii) September 30, 2020, Borrowers shall prepay the Loans in an aggregate principal amount equal to $3,000,000 (the “Loan Repayment”), which shall be made in accordance with Section 2.7 of the Agreement. The Loan Repayment shall be applied to prepay the Delayed Draw Term Loans in full, and the remaining balance of the Loan Repayment shall be applied to prepay the RLOC. For the avoidance of doubt, the Loan Repayment applied to prepay the RLOC may be reborrowed by the Borrowers. Failure by the Borrowers to make the Loan Repayment shall result in an immediate Event of Default.

(c)	Section 7.1 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.1:

“Section 7.1 Fixed Charge Coverage Ratio. Borrower and its Subsidiaries shall maintain a minimum Fixed Charge Coverage Ratio of 1.00 to 1.00, to be tested quarterly as of the last day of each quarter beginning with the quarter ending December 31, 2021, on rolling four-quarter basis, calculated based on the financial statements received by the Bank in accordance with the terms of this Agreement. Notwithstanding the foregoing, the Borrower’s liabilities and expenses under the PPP Loan shall be excluded in the calculation of Fixed Charge Coverage Ratio for any period of time of determination unless, until and only to the extent it has been finally determined that 10% or more of the Borrower’s PPP Loan will not be forgiven pursuant to Section 1106 of the CARES Act.”

(d)	Section 7.2 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.2:

“Section 7.2. Leverage Ratio. Borrower and its Subsidiaries shall not exceed a maximum Leverage Ratio, to be tested quarterly as of the last day of each quarter beginning with the quarter ending March 31, 2021, on a rolling four-quarter basis, calculated based on the financial statements received by the Bank in accordance with the terms of this Agreement, as follows: (i) 3.00 to 1.00 for the period ending on March 31, 2021, (ii) 2.75 to 1.00 for the period ending on June 30,
2021, (iii) 2.50 to 1.00 for the period ending on September 30, 2021, and (iv) 2.00

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to 1.00 for the period ending on December 31, 2021 and for the periods ending on each December 31st, March 31st, June 30th and September 30th thereafter.
Notwithstanding the foregoing, the Borrower’s liabilities and expenses under the PPP Loan shall be excluded in the calculation of Leverage Ratio for any period of time of determination unless, until and only to the extent it has been finally determined that 10% or more of the Borrower’s PPP Loan will not be forgiven pursuant to Section 1106 of the CARES Act.”

(e)	Section 7.4 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.4:

“Section 7.4 [Reserved].”

(f)	Section 7.5 of the Credit Agreement is hereby deleted and replaced with the following new Section 7.5:

“Section 7.5 Minimum USA Liquidity. Borrower and its Subsidiaries shall maintain a minimum USA Liquidity of at least $3,500,000.00 in the aggregate, to be tested bi-weekly as of the fifteenth (15th) and the last day of each month beginning on September 15, 2020 and thereafter and to be reported by Borrower to Bank within five (5) Business Days of such measurement date.”

(g)
In addition to each of the conditions set forth in Sections 6.3, 6.4, 6.6, 6.7, 6.9, 6.18, and 6.19, and notwithstanding any provision in those Sections to the contrary, the Borrowers shall obtain the written consent of the Bank prior to exercising its rights under such Sections or taking any actions described in such Sections.

ARTICLE II

Reaffirmation Section 2.01. Reaffirmation.
(a)
Each Guarantor hereby: (i) affirms and confirms its guarantee and other commitments and obligations, under the Guaranty, the Security Agreement and any other Credit Documents executed by such Guarantor and (ii) confirms that each guarantee and other commitments and obligations under the Guaranty, the Security Agreement and any other Credit Documents executed by such Guarantor shall continue to be in full force and effect and shall continue to accrue to the benefit of the Bank notwithstanding the effectiveness of the Credit Agreement.

(b)
Each Borrower hereby affirms the execution and delivery to Bank of the Credit Documents, and the Credit Documents are continued in full force and effect and are in all respects hereby affirmed and ratified.

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ARTICLE III

Representations and Warranties

Each Loan Party, to the extent applicable, hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

Section 3.01. Organization. Each Loan Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

Section 3.02. Authority; Enforceability. Each Loan Party has the corporate or limited liability company power to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate and other action, to authorize the execution, delivery and performance by it of this Agreement. Each Loan Party has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with the terms hereof.

Section 3.03. Credit Documents. The representations and warranties made by each Loan Party and set forth in the Credit Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case any such representation and warranty shall have been true and correct as of such earlier date).

ARTICLE IV

Miscellaneous

Section 4.01.   Conditions to Effectiveness of Agreement.  The Bank’s willingness to agree to the amendments set forth in this Agreement is subject to (a) the execution and delivery to the Bank of (i) this Agreement by the Borrowers and Guarantors and (ii) the Collateral Assignment Termination Agreement by GSE Performance; and (b) the payment by Borrowers to the Bank of (i) $7,000,000 to be applied first to the repayment of the Hedging Contract with the Bank, and second to the repayment of the Term Loan Facility pursuant to the Credit Agreement, (ii) a $10,000 amendment fee, and (iii) the reasonable fees and expenses of the Bank’s outside and in-house counsel in connection with this Agreement.

Section 4.02. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.9 of the Credit Agreement or Section 13 of the Guaranty, as applicable.

Section 4.03. Expenses. Each Loan Party acknowledges and agrees that the Bank shall be entitled to reimbursement of expenses as provided in Section 10.2 of the Credit Agreement and Section 10 of the Guaranty, as applicable.

Section 4.04. Credit Document. This Agreement is a “Credit Document” executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

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Section 4.05. Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 4.06. No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Documents, which shall remain in full force and effect except as modified by this Agreement and the Credit Agreement.

Section 4.07. Governing Law; Waiver of Jury Trial. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. EACH LOAN PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS AGREEMENT, ANY OF THE OTHER DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, WHETHER BY CLAIM OR COUNTERCLAIM.

Section 4.08. Remaining Force and Effect. Except as specifically amended hereby, the Credit Documents remain in full force and effect in accordance with their original terms and conditions.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed under seal by its respective authorized officers as of the day and year first above written.

BANK:
Witness/Attest:	CITIZENS BANK, NATIONAL ASSOCIATION By: (SEAL) Joseph R. Sileo Senior Vice President
[Signature Page to Eighth Amendment and Reaffirmation Agreement]

BORROWERS:

Witness/Attest:

____
Brianna Pepe

GSE SYSTEMS, INC.

By:_______________________(SEAL)
Emmett Pepe
Chief Financial Officer

Witness/Attest:

____
Brianna Pepe

GSE PERFORMANCE SOLUTIONS, INC.

By:_______________________(SEAL)
Emmett Pepe
Treasurer

GUARANTORS:

Witness/Attest:

____
Brianna Pepe

ABSOLUTE CONSULTING, INC.

By:_______________________(SEAL)
Emmett Pepe
Treasurer

Witness/Attest:

____
Brianna Pepe

HYPERSPRING, LLC

By:_______________________(SEAL)
Emmett Pepe
Treasurer

Witness/Attest:

____
Brianna Pepe

GSE TRUE NORTH CONSULTING, LLC

By:_______________________(SEAL)
Emmett Pepe
Treasurer

[Signature Page to Eighth Amendment and Reaffirmation Agreement]

Witness/Attest:	DP ENGINEERING, LLC
Brianna Pepe	By:_______________ (SEAL)
	Emmett Pepe
	Treasurer

[Signature Page to Eighth Amendment and Reaffirmation Agreement]